NOTE AND MORTGAGE MODIFICATION AND ASSUMPTION AGREEMENT

          This Note and Mortgage Modification and Assumption Agreement (hereinafter this "Agreement") made as of the 30th day of November, 1998, by and among:

                   KEYDOCROM, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having offices at 205 Main Street, P.O. Box 268, Chatham, New Jersey 07928 ("Keydocrom") and OHIO KEY I, LNC. and OHIO KEY II, INC., both corporations duly organized, validly existing and in good standing under the laws of the State of Florida, both having a mailing address of 100 North Alexander Street, Mt. Dora, Florida 32757 (collectively, Ohio Key I, Inc. and Ohio Key III, Inc. hereinafter will be referred to as "Ohio Key" and hereinafter Keydocrom and Ohio Key shall be collectively referred to as the "Borrowers") and ROBERT CRONHEIM. an individual having an address at 163 Sunlit Road, Watchung, New Jersey 07060 (the "Original Guarantor") and CARL JOHN KNORRI JR., an individual having an address at 104 Woodhall Drive, Richmond, Virgina 23229 (the "New Guarantor")(collectively, the Original Guarantor and the New Guarantor shall be collectively referred to as the "Guarantors");

                                       and

                   PNC BANK, NATIONAL ASSOCIATION. having an office at Two Tower Center, East Brunswick, New Jersey 08816 ("Lender").

                                   WITNESSETH

         WHEREAS, the Lender is the present owner and holder of a certain Promissory Note (the "Note") executed by Keydocrom, as maker and payable to Midlantic National Bank (the predecessor to the Lender), which Note is dated October 20, 1986. evidencing a loan :he "Loan") in the. original principal amount of S3,500,000: and

                   WHEREAS, the Note is secured by, among other things, that: certain Purchase Money Mortgage and Security Agreement (the "First Mortgage") dated October 2(i. 1986. which First Mortgage relates to the lands and premises situate. king and being in the Township of West Windsor, County of Mercer, and State of New Jersey as particularly described in the First Mortgage (hereinafter referred to as the "Premises') recorded on October 21. 1986 in Book 2089 of Mortgages, page 672 et sea. in the Mercer County Clerk's Office. which First Mortgage was modified by a certain (a) Modification of Note and Mortgage and Building Loan Agreement (the "First Modification Agreement") dated as of August 1987, and recorded on August 2, 1987 in Book 174 at page 6l et seq. in the Mercer County Clerk's Office. tb) Modification of Note and Mortgage (the "Second Modification Agreement") dated as of January 3, 1991. and recorded on February 7,1991 in Book 193 at Page 990 et in the Mercer County Clerk's Office.
          (c) Note and Mortgage Modification and Extension Agreement (the "Third Modification Agreement") dated as of June 29, 1993, and recorded on July 27, 1993 in Book 220 at Page 149 et sec. in the Mercer County Clerk's Office, and (d) Fourth Note and Mortgage Modification and Extension Agreement (the "Fourth Modification Agreement") dated as of June 29, 1998 and about to be recorded in the Mercer County Clerk's Office (the First Mortgage, as modified by the First Modification Agreement, the Second Modification Agreement, the Third Modification Agreement, and the Fourth Modification Agreement, is hereinafter referred to as the "Mortgage"); and

                   WHEREAS, the Note is further secured by a certain Assignment of Leases and Rents dated as of October 20, 1986 and recorded on October 21, 1986 in Deed Book 2089, page 687, in the Mercer Country Clerk's Office, which Assignment of Leases and Rents was restated and amended from time to time ("Assignment of Leases"); and

                   WHEREAS, at the time of the execution of the First Modification Agreement, the Loan was increased from $3,500,000 to a principal amount of $6,000,000; and

                   WHEREAS, pursuant to that certain Guaranty of Note and Mortgage dated August, 1997 (the "Original Guaranty") the Original Guarantor (as well as two other individuals who have since been released as guarantors of the Loan) guaranteed all obligations and liabilities owing to the Lender in connection with the Loan; and

                   WHEREAS, in addition to the foregoing, the Loan is further secured by various other collateral, all as more particularly described in the loan documentation and the various modification agreements; and

                  WHEREAS, for purposes hereof, the Note, Mortgage, Assignment of Leases, the Original Guaranty and all other documents. instruments and agreements executed in connection with the Loan, as modified from time to time shall be collectively referred to as the Loan Documents"; and

                  WHEREAS, the Keydocrom is the current owner of the fee simple title to the Premises; and

                  WHEREAS, Keydocrom has requested that Lender, inter alia. (i) waive the due-on-sale provision in the existing Loan Documents; (ii) permit the assumption of all obligations under the Loan by Ohio Key so as to allow Ohio Key sufficient time to secure permanent financing with another lender; (iii) waive the prohibition against secondary financing from the date hereof until the Maturity Date, so as to allow Ohio Key to pledge to Keydocrom a second mortgage lien on the Premises as security for purchase money financing in the amount of S4.K"JO,000; and (iv) approve Carl John Knorr. Jr. as new Guarantor of the Loan, in addition to the Original Guarantor, for the remaining term of the Loan, all upon the terms and conditions as are more fully set forth herein.

                   NOW, THEREFORE. in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby' acknowledged, the parties hereto agree as follows:

1. PRESENT PRINCIPAL BAlANCE - The Borrowers and Guarantors agree that as of November 30th 1998, the outstanding principal balance of the Loan is S 1,000,000, reduced from S3, 190,412 by payment of even date herewith in the amount of S2,190,412 by Ohio Key to Lender. It is expressly understood and agreed that in the event that, for whatever reason, the Lender shall not receive such $2,190,412 in good and available funds on or before the end of the business day on November 30, 1998, the terms and provisions of this Agreement shall not be effective.

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

2. ASSUMPTION OF LOAN OBLIGATIONS - Ohio Key hereby assumes all obligations and liabilities owing to the Lender in connection with the Loan as such obligations and liabilities are set forth in the Loan Documents. Ohio Key hereby agrees that it is fully obligated to the Lender under the terms and provisions of the Loan Documents as if such Loan Documents had originally been executed by Ohio Key. Not by way of limitation, Ohio Key specifically assumes the obligation to make payments of principal and interest in the amounts, at the times, and at the rate as set forth in the Note. Ohio Key hereby restates and remakes on behalf of the Lender each and every representation, covenant, warranty and all other provisions contained in the Loan Documents. It is expressly understood and agreed that each of the Guarantors, the individual entities which comprise Ohio Key and Keydocrom shall be jointly and severally liable for all obligations and liabilities owing to the Lender in connection with the Loan.

3.        MATURITY DATE - The Maturity Daze of the Loan is June 29, 1999.
          Nothing contained herein shall be construed as to extend the Maturity Date of the Loan beyond such date. The Borrowers and the Guarantors understand and agree that each is jointly and severally liable for the payment in full of all outstanding principal, interest, fees and expenses owing to the Lender on June 29, 1999.

4.        NEW GUARANTOR AND REPRESENTATIONS OF NEW GUARANTOR -

          (a) Pursuant to that certain Guaranty and Suretyship Agreements of even date herewith executed and delivered by the New Guarantor in favor of Lender (referred to herein collectively as the "New Guaranty"), the New Guarantor has guaranteed all obligations and liabilities owed to the Lender by the Borrowers, including, without limitation, all obligations and liabilities owing the Lender in connection with the Loan. It is understood and agreed that the execution and delivery of such New Guaranty has materially induced the Lender to permit the modification and assumption the Loan by Ohio Key and that the Lender would not have entered into this Agreement but for the execution and delivery c~f such New Guaranty.

          (b) The New Guarantor is a shareholder of Ohio Key. As such. the New Guarantor has derivatively benefitted from the modification and assumption of the Loan by Ohio Key. and the New Guarantor would have been materially and adversely affected in the event that the Lender elected not to allow for the modification and assumption of the Loan by Ohio Key. The New Guarantor therefore represents that it has materially benefitted from the modification and assumption of the Loan by Ohio Key and that it has received substantial, adequate and material consideration for the execution and delivery of the New Guaranty.

5.        REAFFIRMATION OF OBLIGATIONS OF KEYDOCROM AND ORIGINAL GUARANTOR -

                  (a) Nothing contained herein shall be construed so as to release either Keydocrom or the Original Guarantor from their respective obligations and liabilities to the Lender under or in connection with the Loan. It is expressly understood and agreed that the Lender has not released either Keydocrom or the Original Guarantor from such obligations and liabilities.

                  (b) Keydocrom and the Original Guarantor hereby consent to all of the terms, provisions and conditions of this Agreement, and each agrees that nothing in this Agreement in any way impairs or lessens the respective liability of Keydocrom or the Original Guarantor under the Original Guaranty or any of the other Loan Documents, as applicable.

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

                  All provisions of the Original Guaranty heretofore executed by the Original Guarantor are hereby reaffirmed and confirmed and given again in this instrument as if each such provision were herein set forth at length.

6. LENDER'S CONSENT - Subject to the terms and conditions set forth herein, Lender hereby consents to (i) waive the due-on-sale provision in the existing Loan Documents so as to permit the sale of the Premises to Ohio Key, (ii) permit the assumption of the Loan by Ohio Key as set forth herein, (iii) waive the prohibition against secondary financing so as to permit Ohio Key to pledge to Keydocrom a second mortgage lien on the Premises as security for purchase money financing in the amount of $4,000,000; and (iv) Carl John Knorr, Jr. becoming new guarantor of the Loan, in addition to the Original Guarantor.

7. NON-WAIVER BY LENDER - The Borrowers and Guarantors confirm and acknowledge that the agreement of Lender hereunder shall not constitute a waiver of any rights of Lender under the Loan Documents, and shall not constitute a waiver of its rights of approval or objection, in the manner provided in the Loan Documents, to any other similar future transaction. Further, nothing contained herein shall be construed so as to obligate the Lender to consent to any further transfers of the Premises, any further Loan assumptions, any further secondary liens on the Premises, or any other matters contemplated herein.

8.       COVENANTS AND REPRESENTATIONS OF OHIO KEY -

          (a) Each of the entities which comprise Ohio Key is duly organized, validly existing and in 200d standing under the laws of the State of Florida. Each of such entities has duly authorized the execution and delivery of this Agreement and all documents in connection herewith. and has obtained any and all necessary consents in order to purchase the Premises and assume the Loan obligations. Further, Ohio Key has obtained all permits, licenses and approvals from all applicable governmental entities in order to lawfully purchase the Premises and operate the same as a hotel other than approval from the New Jersey Department of Community Affairs, which approval has been applied for and will be forthcoming in due course. Finally, Ohio Key will obtain, within 45 days from the date hereof, any and all consents or approvals from Best Western International, Inc. in order to continue to operate the Premises as a Best Western.

          (b) Within forty-five (45) days of the date hereof, Ohio Key shall provide the Lender with copies of Certificates allowing Ohio Key to transact business in New Jersey.

          (c) It was originally contemplated that James C. Barggren would become a shareholder and officer of Ohio Key and that he would guarantee the Loan prior to the closing of this Agreement. The Lender, however, has been advised immediately prior to the date hereof that James C. Barggren will not become a shareholder and officer of Ohio Key and will not guarantee the Loan, prior to the closing of this Agreement. In the event that James C. Barggren becomes a shareholder and officer of Ohio Key, the Borrowers and Guarantors hereby agree that James C. Barggren, upon the request of the Bank, shall become an additional guarantor of the Loan.

9. ACCOUNTS FROM PREMISES - As further security for the Loan, the Borrowers hereby pledge to the Lender all of their right, title and interest in and to all accounts arising from the operation of the

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

         Premises, including without limitation, all accounts arising from the renting of rooms, the food and beverage operations at the Premises, and any other accounts now and hereafter arising from the operation of the Premises as a hotel/motel.

10.      SECOND LIEN: CROSS DEFAULT -

           (a) The Lender hereby consents to Ohio Key's pledging to Keydocrom a second mortgage lien on the Premises as security for purchase money financing in the amount of $4,000,000 (the "Second Lien"); provided, however, it is agreed that the Second Lien is subject and subordinate to the Mortgage.

           (b) The Borrowers and Guarantors and the Lender hereby agree that the occurrence of an event of default (subsequent to the giving of any required notice and/or the expiration of any applicable cure period) under the Second Lien shall automatically and immediately constitute an event of default (without the requirement of giving any further notice or the expiration of any cure period) under the Mortgage and all other Loan Documents.

 11. AUTHORITY AND ENFORCEABILITY - The Borrowers and Guarantors represent and warrant to Lender that the execution of this Agreement. the delivery by the Borrowers and Guarantors to Lender o fall monies, items and documents provided for herein, the Borrowers' and Guarantors' performance hereof and the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Borrowers and Guarantors. This Agreement constitutes the valid and binding obligation of the Borrowers and Guarantors and is enforceable against the Borrowers and Guarantors in accordance with its terms.

 12. NO DEFENSE(S). SET-OFF(S) OR COUNTERCLAIM(S) - The Borrowers and the Guarantors represent and warrant to Lender that they have no defenses), set-off(s) or counterclaim(s) of any kind or nature whatsoever against Lender with respect to the Loan Documents or any obligations thereunder, or any action previously taken or not taken by Lender with respect thereto or with respect to any computation of any adjustable interest rate or with respect to any security interest, encumbrance, lien or collateral in connection therewith to secure the outstanding indebtedness under the Loan Documents.

13. AMENDMENT - This Agreement shall not be amended or modified in any way except by an instrument in writing executed by each of the parties hereto.

14. CHOICE OF LAW - This Agreement shall be governed and construed by the laws of the State of New Jersey.

15. ENTIRE AGREEMENT - This Agreement constitutes the entire agreement between the parties and there are no agreements, understandings, warranties or representations with respect to the matters set forth herein, except as specifically delineated herein. Any exhibits attached hereto are hereby incorporated herein by reference. This instrument is not intended to have any legal effect, or to be a legally binding agreement or any evidence thereof, until it has been signed by each of the parties hereto and all conditions to effectiveness hereunder have been satisfied.

16. THIRD PARTY BENEFICIARIES - This Agreement is entered into for the exclusive benefit of the parties hereto and no other party shall derive any rights or benefits here from.

17. BINDING EFFECT - This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

18. MULTIPLE COUNTERPARTS - This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

19. FURTHER ASSURANCE - The Borrowers and the Guarantors hereby agree that, upon the request of the Lender, it will execute and deliver to Lender such other additional instruments and documents, or perform or cause to be performed such other and further acts and things, as may be necessary to fully consummate the transaction contemplated by this Agreement.

20. LOAN DOCUMENTS CONTINUE IN EFFECT - Except as expressly provided in this Agreement, all of the terms, covenants, conditions and provisions of the Loan Documents shall be and remain in full force and effect as written, unmodified hereby. The B9rrowers and Guarantors hereby further ratify and acknowledge the continuing validity and enforceability of the Loan Documents and the obligations evidenced thereby. In the event of any conflict between the terms of this Agreement and any of the Loan Documents, this Agreement shall control without any effect on the remaining portion of the Loan Documents. This Agreement shall not waive, suspend, diminish or impair the Loan Documents or the obligations, liabilities, liens and security interests represented thereby.

21. INCORPORATION OF RECITALS - Recitals preceding this Agreement are incorporated into this Agreement by this reference.

22. ACKNOWLEDGMENT OF RELIANCE - KEYDOCROM, OHIO KEY, THE ORIGINAL GUARANTOR ANT) THE NEW GUARANTOR ACKNOWLEDGE AND AGREE THAT LENDER IS SPECIFICALLY RELYING UPON THE REPRESENTATIONS, WARRANTIES AND AGREEMENTS CONTAINED HEREIN.

23. WAIVER AND RELEASE - KEYDOCROM, OHIO KEY, THE ORIGINAL GUARANTOR AND THE NEW GUARANTOR HEREBY WAIVE, RELEASE AND FOREVER DISCHARGE LENDER, ITS AGENTS, OFFICERS, DIRECTORS AND

         EMPLOYEES FROM AND AGAINST ANY AND ALL RIGHTS, CLAIMS OR CAUSES OF ACTION AGAINST LENDER, ITS AGENTS, OFFICERS, D[RECTORS AND EMPLOYEES ARISING OUT OF LENDERS' ACTIONS OR INACTIONS IN CONNECTION WITH THE LOAN OR ANY SECURITY INTEREST, LIEN OR COLLATERAL HELD IN CONNECTION THEREWITH AS WELL AS ANY AND ALL RIGHTS OF DEFENSE(S), SET-OFF(S), CLAIM(S), CAUSE(S) OF ACTIONS OR ANY OTHER BAR TO THE ENFORCEMENT OF THE LOAN DOCUMENTS.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.

Attest:                                              Keydocrom, Inc.:

       /s/ Paula A. D'Mato                           /s/ Robert Cronheim
----------------------------------                   ---------------------------
       Paula A. D'Mato, Secretary                    By:  Robert Cronheim


Attest:                                              Ohio Key I, Inc.

      /s/Carl John Knorr, Jr.                        /s/Carl John Knorr, Jr.
----------------------------------                   ---------------------------
      Carl John Knorr, Jr., Secretary                Carl John Knorr, Jr., President


Attest:                                              Ohio Key II, Inc.

      /s/Carl John Knorr, Jr.                        /s/Carl John Knorr, Jr.
----------------------------------                   ---------------------------
      Carl John Knorr, Jr., Secretary                Carl John Knorr, Jr., President


Witness:                                             Original Guarantor:

      /s/ Paula A. D'Mato                            /s/ Robert Cronheim
----------------------------------                   ---------------------------
      Paula A. D'Mato                                 Robert Cronheim


Witness:                                             New Guarantor:

      /s/Carl John Knorr, Jr.                        /s/Carl John Knorr, Jr.
----------------------------------                   ---------------------------
      Carl John Knorr, Jr.                           Carl John Knorr, Jr.

      /s/Darryl E. Gugig
----------------------------------
      Darryl E. Gugig

Witness:                                             PNC Bank, National Association

      ---------------------------                    ---------------------------
                                                     Abbe M. Szanger

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